EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements of Coca-Cola Enterprises Inc. listed below of our report dated February 6, 2004, with respect to the consolidated financial statements and schedule of Coca-Cola Enterprises Inc. included and/or incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2003.

•	Registration Statement No. 33-18495 on Form S-8, as amended, dated November 13, 1987 and related Prospectus
•	Registration Statement No. 33-38771 on Form S-8 dated January 31, 1991 and related Prospectus
•	Registration Statement No. 33-44448 on Form S-8 dated December 18, 1991 and related Prospectus
•	Registration Statement No. 33-48482 on Form S-8 dated June 17, 1992 and related Prospectus
•	Registration Statement No. 33-53219 on Form S-8 dated April 22, 1994 and related Prospectus
•	Registration Statement No. 33-53221 on Form S-8 dated April 22, 1994 and related Prospectus
•	Registration Statement No. 33-53223 on Form S-8 dated April 22, 1994 and related Prospectus
•	Registration Statement No. 33-53227 on Form S-8 dated April 22, 1994 and related Prospectus
•	Registration Statement No. 33-53229 on Form S-8 dated April 22, 1994 and related Prospectus
•	Registration Statement No. 33-54951 on Form S-8 dated August 5, 1994 and related Prospectus
•	Registration Statement No. 33-54953 on Form S-8 dated August 5, 1994 and related Prospectus
•	Registration Statement No. 33-58695 on Form S-8, as amended, dated May 18, 1995 and related Prospectus
•	Registration Statement No. 33-58697 on Form S-8, as amended, dated May 18, 1995 and related Prospectus
•	Registration Statement No. 33-58699 on Form S-8, as amended, dated May 18, 1995 and related Prospectus
•	Registration Statement No. 33-65257 on Form S-8 dated December 21, 1995 and related Prospectus
•	Registration Statement No. 33-65261 on Form S-8 dated December 21, 1995 and related Prospectus
•	Registration Statement No. 33-65413 on Form S-8 dated December 27, 1995 and related Prospectus
•	Registration Statement No. 333-26173 on Form S-8 dated April 29, 1997 and related Prospectus
•	Registration Statement No. 333-26181 on Form S-8 dated April 29, 1997 and related Prospectus
•	Registration Statement No. 333-47353 on Form S-8 dated March 3, 1998 and related Prospectus
•	Registration Statement No. 333-51559 on Form S-8, as amended, dated April 30, 1998 and related Prospectus
•	Registration Statement No. 333-51573 on Form S-8 dated April 30, 1998 and related Prospectus
•	Registration Statement No. 333-61891 on Form S-3 dated August 18, 1998 and related Prospectus
•	Registration Statement No. 333-63413 on Form S-8 dated September 14, 1998 and related Prospectus
•	Registration Statement No. 333-72713 on Form S-3 dated February 19, 1999 and related Prospectus
•	Registration Statement No. 333-77801 on Form S-8 dated April 28, 1999 and related Prospectus
•	Registration Statement No. 333-77805 on Form S-8 dated April 28, 1999 and related Prospectus
•	Registration Statement No. 333-77807 on Form S-8 dated April 28, 1999 and related Prospectus
•	Registration Statement No. 333-77809 on Form S-8 dated April 28, 1999 and related Prospectus
•	Registration Statement No. 333-90217 on Form S-8 dated November 1, 1999 and related Prospectus
•	Registration Statement No. 333-90219 on Form S-8 dated November 1, 1999 and related Prospectus
•	Registration Statement No. 333-90221 on Form S-8 dated November 1, 1999 and related Prospectus
•	Registration Statement No. 333-90223 on Form S-8 dated November 1, 1999 and related Prospectus
•	Registration Statement No. 333-90225 on Form S-8 dated November 1, 1999 and related Prospectus
•	Registration Statement No. 333-90229 on Form S-8 dated November 1, 1999 and related Prospectus
•	Registration Statement No. 333-90245 on Form S-8 dated November 1, 1999 and related Prospectus
•	Registration Statement No. 333-55894 on Form S-8 dated February 16, 2001 and related Prospectus
•	Registration Statement No. 333-55896 on Form S-8 dated February 16, 2001 and related Prospectus
•	Registration Statement No. 333-55960 on Form S-8, as amended, dated March 5, 2001 and related Prospectus
•	Registration Statement No. 333-66696 on Form S-3 dated August 30, 2001 and related Prospectus
•	Registration Statement No. 333-97845 on Form S-8, dated August 8, 2002 and related Prospectus
•	Registration Statement No. 333-97803 on Form S-8, dated August 8, 2002 and related Prospectus
•	Registration Statement No. 333-100543 on Form S-3, as amended, dated August 6, 2003 and related Prospectus

/s/ ERNST & YOUNG LLP

Atlanta, Georgia

March 5, 2004